As filed with the SEC on January 12, 2022

Registration No. 333-123884

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 21	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 116	☒

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Exact name of registrant)

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Name of depositor)

900 Salem Street

Smithfield, Rhode Island 02917

(Address of depositor’s principal executive offices)

Depositor’s telephone number: (800) 544-8888

GERALD W. PATTERSON

President

Fidelity Investments Life Insurance Company

900 Salem Street

Smithfield, Rhode Island 02917

(Name and address of agent for service)

Copy to:

MICHAEL BERENSON

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of rule 485
☐	on April 30, 2022, pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a) (1) of rule 485
☐	on (date) pursuant to paragraph (a) (1) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

Effective: April 30, 2022

Fidelity Personal Retirement Annuity

Issued by Fidelity Investments Life Insurance Company (“FILI”)

Introduction:

Fidelity Personal Retirement Annuity is a variable annuity contract issued by Fidelity Investments Life Insurance Company (“FILI”, the “Company”, “we”, or “us”). The Contract is designed to be purchased with after-tax money by individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. Money may be directed to one or more of the variable subaccounts (the “Investment Options”) of Fidelity Investments Variable Annuity Account I (the “Variable Account”).

Important Disclosures:

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this “free look” or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

GLOSSARY

Accumulation Phase - The Accumulation Phase starts when you purchase your Contract and ends on the Annuity Date, when the Income Phase starts.

Accumulation Unit - A unit of interest in an Investment Option.

Accumulation Unit Value - The value of a particular Accumulation Unit at a particular time.

Annuitant or Annuitants - The person(s) designated by the Owner(s) to receive monthly annuity income payments.

Annuity Date - A date selected by the Owner(s) for annuity income payments to begin. This date can be as late as the first day of the calendar month following the oldest Owner’s 95th birthday. Once annuity income payments begin, Owners have no rights in the Contract.

Base Contract Expenses – also referred to as “Contract Charges” – Expenses that we assess daily at an annual effective rate against the assets of each Subaccount, comprised of a Mortality and Expense Risk Charge and an Administrative Charge.

Beneficiary or Beneficiaries - The person or persons who receive proceeds from the Contract if all the Owners die before the Annuity Date.

Code - The Internal Revenue Code of 1986, as amended.

Contract - The annuity contract described in this prospectus.

Contract Anniversary - The same month and day as the Contract Date in each later year.

Contract Date - The date your Contract becomes effective. We show this date in your Contract.

Contract Value - The total amount attributable to a Contract at any time before annuity income payments begin.

Contract Year - A year that starts on the Contract Date or a Contract Anniversary and ends at the close of business on the day before the next Contract Anniversary.

Death Benefit – A benefit equal to the Contract Value that applies if any Owner (or Annuitant for a trust owned Contract) dies before the Annuity Date.

Exchanges - Transfers of values among the Investment Options.

Free Look Period – The limited period of time after you purchase your Contract that you can cancel it and return it for a refund.

Funds - The mutual fund portfolios in which the Investment Options invest.

Income Phase – The Income Phase starts on the Annuity Date and represents the period of time the Contract makes annuity income payments.

Investment Options - The Subaccounts of the Variable Account to which you may allocate Contract Value. Each Subaccount invests exclusively in the shares of one Fund.

Non-qualified - Funds other than funds from an IRA or a qualified plan such as a 401(a), or a 401(k) plan, 403(b) plan, or a governmental 457(b) plan.

Owner(s) - also “You” or “you” - The one or two persons who have the ownership rights and privileges under the Contract before the Annuity Date. In general, two people may purchase a Contract only if they are spouses.

Purchase Payment(s) - The amount(s) you invest in a Contract before any deduction for premium taxes. This term includes the Initial Purchase Payment in return for which we issue your Contract and any additional Purchase Payments you make later.

Subaccounts - The divisions of the Variable Account, each of which invests exclusively in the shares of one Fund.

Total Return - A measure of the investment performance for an Investment Option from one Valuation Period to the next.

Valuation Period - The period of time between one determination of the value of Accumulation Units to the next determination. We make determinations as of the close of business of the New York Stock Exchange (normally 4 p.m. Eastern Time) each day that the Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

You or you - The one or two persons who own a Contract. Once the Contract is issued, the Owner(s) may not be changed, except that if a Contract has one Owner at the time of issue, that Owner may add a second Owner.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE FIDELITY PERSONAL RETIREMENT ANNUITY (“FPRA”)

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals	None

Transaction Charges	Although we do not currently intend to charge for Exchanges, we reserve the right to impose a charge if you make Exchanges on more than six days during a calendar year.			Fee Tables

Ongoing Fees and Expenses (“Annual charges”)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Schedule page for information about the specific fees you will pay each year based on the options you have elected.

Fee Tables 8. Current Charges Appendix A: Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract Expenses	0.25%[1,2]	0.25%[1,2]
	Investment Options (Fund fees and expenses)	[ ]%[1]	[ ]%[1]

The Annual Charges do not include any advisory fees that may be paid by you to a third-party investment advisory firm. If you pay such fees from the Contract, your expenses will be higher.

[1]  As a percentage of the assets of each Investment Option.

[2] You will be assessed Base Contract Expenses of 0.10% (hereafter referred to as “lower Contract Charges”) if (1) you purchase a Contract on or after September 7, 2010 with an Initial Purchase Payment of $1,000,000 or more, or (2) your Contract Value equals $1,000,000 or more on or after September 7, 2010 and at that time we are offering the Contract to new applicants at the lower Contract Charges.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost $[ ]	Highest Annual Cost $[ ]

Assumes

•   Investment of $100,000

•   5% annual appreciation

•   0.25% Base Contract Expenses

•   Least expensive combination of Fund fees and expenses

•   No advisory fees paid to third-party investment advisory firms

•   No additional Purchase Payments, transfers or withdrawals

Assumes

•   Investment of $100,000

•   5% annual appreciation

•   0.25% Base Contract Expenses

•   Most expensive combination of Fund fees and expenses

•   No advisory fees paid to third-party investment advisory firms

•   No additional Purchase Payments, transfers or withdrawals

Risks			Location in Prospectus
Risk of Loss	An investor can lose money by investing in the Contract.		1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account 2(b). The Funds

Not a Short-Term Investment

The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. This is because the benefits of tax deferral are more advantageous to investors with a long-time horizon. Investors with a short time horizon may not benefit. Furthermore, adverse tax consequences may result from withdrawals prior to age 59 1⁄2.

1. Principal Risks of Investing in the Contract

Risks Associated with Investment Options

•   An investment in the Contract is subject to the risk of poor performance of the Investment Options.

•   Performance will vary based on the Investment Option(s) you select.

•   You should review each Fund’s prospectus carefully before making an investment decision.

1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account 2(b). The Funds

Insurance Company Risks	The Contract is issued by Fidelity Investments Life Insurance Company (“FILI, “we”, or “us”). The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. Further information about FILI, including its financial strength ratings, is available upon request by [______________].	1. Principal Risks of Investing in the Contract 2(a). FILI and the Variable Account

Restrictions		Location in Prospectus
Investments

•   During all or part of the Free Look Period, we reserve the right to invest your Purchase Payments in the Government Money Market Investment Option.

•   You cannot exchange less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may exchange the entire amount.

•   Contract Owners who engage in frequent Exchanges may be subjected to temporary or permanent restrictions on future purchase or Exchanges.

•   We have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

3(a). Purchase of a Contract 5(a). General Procedures for Making Exchanges 5(f). FILI Policies Regarding Frequent Trading 11(a). Changes in Investment Options

Taxes		Location in Prospectus
Tax Implications

•   The Contracts are not offered in connection with Individual Retirement Accounts (“IRAs”) or qualified plans of any kind.

•   Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.

Under current law, you will not be taxed on increases in the value of your Contact until a distribution occurs. The taxable portion of a distribution is generally taxed as ordinary income. A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 59 1⁄2.

1. Principal Risks of Investing in the Contract 3(a). Purchase of a Contract 9. Tax Considerations

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to you in the form of commissions. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	2(b). The Funds 2(c). Selling the Contracts

Exchanges

Your investment professional may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

“Replacement of Contracts” under 3(a). Purchase of a Contract

OVERVIEW OF THE CONTRACT

What is this contract designed to do and who could it be appropriate for?

FPRA is designed to provide long-term, tax-deferred accumulation of assets through investments in a variety of Investment Options during the Accumulation Phase. It can also supplement your retirement income by providing a stream of income payments during the Income Phase. This Contract may be appropriate if you desire to accumulate assets on a tax-deferred basis, are already maximizing contributions to employer sponsored plans and IRA accounts and have a long-term investment horizon.

How do I accumulate assets in this contract and receive income from the contract?

Your contract has two phases: 1) an Accumulation Phase; and 2) an Income Phase, beginning on the Annuity Date.

•	Accumulation Phase

To help you accumulate assets, you invest your Purchase Payments in one or more of the Investment Options. The value of the money you invest in any Investment Option will vary with the performance of the single mutual fund portfolio (the “Fund”) in which the Investment Option invests. Each Fund has its own investment strategies, investment advisers, expense ratios, and returns. Information about the Funds is provided in Appendix A: Funds Available Under the Contract.

•	Income Phase

During the Income Phase, the Contract pays a stream of guaranteed income payments to the Annuitant(s) beginning on the Annuity Date. For a Contract issued to one Owner, we pay monthly fixed annuity income to the Annuitant(s) beginning on the Annuity Date if the Owner is still alive on the Annuity Date. For a Contract issued to two Owners, we pay monthly fixed annuity income if either (1) both Owners are alive on the Annuity Date or (2) one Owner is alive on the Annuity Date and the surviving Owner was the deceased Owner’s spouse at the time of death and elected to continue the Contract as his or her own. However, Owners have no rights once annuity income payments begin.

Income payments continue until all the Annuitants are no longer living, or for 120 monthly payments, whichever is longer. To provide annuity income, on the Annuity Date all Accumulation Units in the Investment Options are redeemed and the money is transferred to our general account. Thereafter, the Contract’s Death Benefit terminates and there is no ability to make withdrawals.

What are the other primary features of the contract?

Other primary contract features:

•

Purchase Payments: To purchase a Contract, you must generally make an Initial Purchase Payment of at least $10,000. You may make additional Purchase Payments to a Contract before the Annuity Date if all the Owners are still living. The smallest additional Purchase Payment we will accept is generally $250 (or $100 if Automatic Annuity Builder is elected).

•

Making Exchanges: During the Accumulation Phase, you may make transfers of money (“Exchanges”) among the Investment Options by sending us instructions in writing, by calling us, or by using our Internet website.

•

Accessing your money: During the Accumulation Phase, you have full access to your money. You can choose to withdraw your Contract Value at any time (although certain withdrawals prior to age 59 1⁄2 may be subject to a tax penalty equal to 10% of the amount treated as taxable income).

•

Tax treatment: You can Exchange money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings, if any, are taxed as ordinary income when received in the form of a withdrawal, annuity income payment, or other form of distribution.

•

Death benefit: Your Contract includes a standard Death Benefit that will pay your designated Beneficiaries the Contract Value if all the owners die during the Accumulation Phase. Please note poor investment performance and withdrawals can significantly reduce this benefit.

•

Automatic Annuity Builder: At no additional charge, you may use Automatic Annuity Builder to make periodic, pre-authorized Purchase Payments by electronic funds transfers from your checking or savings account, or by transfers from your Fidelity Investments brokerage account.

•

Dollar Cost Averaging and Automatic Rebalancing: At no additional charge, you may use Dollar Cost Averaging to make automatic monthly Exchanges from either the Government Money Market Investment Option or the Investment Grade Bond Investment Option (the “Source Option”), but not both, to any of the other Investment Options you select (the “Destination Options”). Alternatively, at no additional charge, you may use Automatic Rebalancing, which on a periodic basis automatically rebalances the Investment Options you select to help you maintain your specified allocation mix of Investment Options.

•

Systematic Withdrawal Program: At no additional charge, you may use our Systematic Withdrawal Program to schedule periodic withdrawals of at least $100 on a monthly, quarterly, semi-annual, or annual basis.

FEE TABLES

The following tables describe the fees and expenses that you will pay while you own the Contract. Please refer to your Contract schedule page for information about the specific fees you will pay each year based on the options you have elected. The Annual Charges do not include any advisory fees that may be paid by you to a third-party investment advisory firm. If you pay such fees from the Contract, your expenses will be higher.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Transaction Expenses	Current Charge	Maximum Charge
Exchange Fee	None	$15.00	A

A

Although we do not currently intend to charge for Exchanges, we reserve the right to impose a charge if you make Exchanges on more than six days during a calendar year. The charge will be not more than $15 for each additional day on which you make an Exchange. If your only Exchange on a given day results from Dollar Cost Averaging or Automatic Rebalancing, or because of a transfer from the Government Money Market Investment Option at the end of the Free Look Period, this will not count against the six-day limit.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

Annual Contract Expenses	Maximum Charge
Base Contract Expenses[1]
(as a percentage of the assets of each Investment Option)	0.25%

[1]

Base Contract Expenses are the total of two separate charges, a Mortality and Expense Risk Charge and an Administrative Charge. You may also see Base Contract Expenses referred to as “Total Separate Account Annual Expenses”.

You will be assessed Base Contract Expenses of 0.10% (hereafter referred to as “lower Contract Charges”) if (1) you purchase a Contract on or after September 7, 2010 with an Initial Purchase Payment of $1,000,000 or more, or (2) your Contract Value equals $1,000,000 or more on or after September 7, 2010 and at that time we are offering the Contract to new applicants at the lower Contract Charges. (The lower Contract Charges will be applied as specified in 7(b). Automatic Contract Charge Reduction in the Prospectus.) Please note that if you are funding your Contract with Purchase Payments from different sources (e.g., other annuity contracts or investments), your Contract will be issued with the lower Contract Charges only if the amount of the Initial Purchase Payment that is applied to your Contract on the Contract Date is $1,000,000 or more and is received by us on or after September 7, 2010.

We reserve the right to terminate the lower Contract Charges for new applicants at any time. We also reserve the right to terminate the availability of the lower Contract Charges to existing Owners in the event we decide to cease offering the lower Contract Charges to new applicants. You should not purchase a Contract based on the expectation that we will still be offering new Contracts at the lower Contract Charges if your Contract Value reaches $1,000,000 or more at some time in the future.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum		Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	[	]%	[	]%
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements)[2]	[	]%	[	]%

[2]	Any expense waivers or reimbursements will remain in effect until at least [____________], and can only be terminated early with approval by the fund’s board of directors.

Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include annual Contract expenses and annual Fund expenses, but do not reflect any advisory fees that may be paid by you to third-party investment advisory firms. If you pay such fees from the Contract, your expenses will be higher.

This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, 0.25% Base Contract Expenses, and the maximum annual Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown immediately below, regardless of whether you annuitize, make a full withdrawal, or continue your Contract at the end of each of the periods shown:

1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

1. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss: You can lose money by investing in the Contract. The value of the money you invest in any Investment Option will vary with the investment performance of the single Fund in which the Investment Option invests. Values may increase, decrease, or stay the same. You bear the investment risk. You should review each Fund’s prospectus carefully before making an investment decision.

Not A Short-Term Investment: The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. This is because the benefits of tax deferral are more advantageous to investors with a long time horizon. Investors with a short time horizon may not benefit. Furthermore, adverse tax consequences may result from withdrawals prior to age 59 1⁄2.

Possibility of Adverse Tax Consequences: A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 59 1⁄2. Not appropriate for Certain Individuals: Investors who may benefit from this Contract are individuals who have maximized contributions to traditional tax-deferred savings vehicles and are seeking additional opportunities to invest long-term on a tax-deferred basis. The contract is generally not appropriate for investors who have not maximized contributions to other traditional tax-deferred savings vehicles available to them, such as individual retirement accounts (IRAs) and employer sponsored plans. This is because these savings vehicles already provide tax-deferral, but, unlike annuity contracts, they are not subject to a Base Contract Expense and certain other charges unique to annuity contracts. While there are higher cost annuity contracts that provide insurance benefits not available in traditional tax-deferred savings vehicles, this annuity Contract provides limited insurance benefits (primarily the ability to annuitize and receive income payments for life).

Potential Harmful Fund Transfer Activity: Frequent Exchanges among Investment Options by Contract Owners can reduce the long-term returns of the Funds. The reduced returns could adversely affect the owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the Fund. Frequent Exchanges may reduce a Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value. FILI has adopted policies designed to discourage frequent trading. See 5. Making Exchanges among Investment Options for more information.

Insurance Company Risks: The Contract is issued by Fidelity Investments Life Insurance Company (“FILI, “we”, or “us”). The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. If FILI experiences financial distress, it may not be able to meet its obligations –annuity income payments guaranteed under the Contract could be especially at risk. Further information about FILI, including its financial strength ratings, is available upon request by [______________].

2. FILI, THE VARIABLE ACCOUNT, THE FUNDS, AND THE DISTRIBUTORS

2(a). FILI and the Variable Account

FILI: The Contract is issued by FILI. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. The obligations, guarantees, and benefits of the Contract are subject to FILI’s claims-paying ability. FILI’s principal executive offices are located at 900 Salem Street, Smithfield, Rhode Island 02917. The address of FILI’s Annuity Service Center is P.O. Box 770001, Cincinnati, Ohio 45277-0050.

The Variable Account: Fidelity Investments Variable Annuity Account I is a separate account used to support the Contract and other forms of variable annuity contracts issued by FILI, and for other purposes permitted by law. We are the legal owner of the assets of the Variable Account. However, income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of any of our other assets. The assets of the Variable Account may not be used to pay any of our liabilities other than those arising from the Contracts. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised to investors under the Contracts.

Financial Statements: FILI’s financial statements and the financial statements of the Variable Account appear in the Statement of Additional Information (“SAI”).

2(b). The Funds

Each Investment Option in the Variable Account invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund’s assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

FILI or its insurance agency affiliate receives annual compensation of up to 0.45% of assets allocated to the Funds for customer service, distribution, and recordkeeping services with respect to those assets. This compensation is received from the Funds’ advisors or their affiliates. These payments are not contract charges, and do not increase Fund or contract charges.

Investments by the Subaccounts in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings.

Where to Find More Information on the Funds: Information regarding each Fund including its name, investment objective, investment advisers, current expenses, and performance is available in Appendix A: Funds Available Under the Contract. In addition, each Fund has issued a prospectus that contains more detailed information about the Fund. Investors may obtain paper or electronic copies of a Fund prospectus by _________________.

2(c). Selling the Contracts

Fidelity Brokerage Services LLC (“FBS”) and Fidelity Insurance Agency, Inc. (“FIA”) distribute the Contracts. FBS is the principal underwriter. Both FBS and FIA are affiliates of us and subsidiaries of FMR LLC, our parent company. Fidelity Distributors Company LLC (“FDC”) is the distributor of the Fidelity family of funds. The principal business address of FBS and FDC is 900 Salem Street, Smithfield, Rhode Island 02917.

We pay FIA compensation of not more than 2% of the Purchase Payments received in the first Contract Year for marketing and distribution. We also pay FIA renewal compensation in later years based on Contract Values and the persistency of the Contracts. Our renewal compensation payments for a Contract for a year will be approximately equal to 0.10% of the Contract Value at the end of the year.

2(d). Litigation

Neither FILI, the Variable Account, nor Fidelity Brokerage Services LLC is a party to any material litigation.

3. PURCHASING AND CONTRIBUTING TO A CONTRACT

3(a). Purchase of a Contract

Application and Initial Purchase Payment: We offer the Contracts only in states in which we have obtained the necessary approval. You must complete an application to purchase a Contract.

You may purchase a Contract with money from any source, but you should generally not purchase a Contract with money from a plan qualified under section 401(a) of the Code, a 403(b) mutual fund account or a 403(b) tax sheltered annuity, a governmental 457(b) plan or an IRA.

To purchase a Contract, you must generally make an Initial Purchase Payment of at least $10,000. Also, if you are purchasing a Contract by exchanging one or more annuity contracts or life insurance policies, you may purchase the Contract with a combination of (1) a check or other form of immediate payment of at least $250 and (2) assignment of your existing annuity contract or life insurance policy. The total value of the immediate payment and the existing annuity contract or life insurance policy must be at least $10,000.

For Contracts owned by individuals, all Owners must be age 80 or younger upon purchase, except that if the Contract is purchased in an exchange under section 1035 of the Internal Revenue Code, we may permit Owners to be older than 80 upon purchase. For Contracts owned by either a revocable grantor trust or a charitable remainder trust, the oldest Annuitant must be age 80 or younger upon purchase, except that if the Contract is purchased in an exchange under section 1035 of the Internal Revenue Code, we may permit Annuitants to be older than 80 upon purchase.

Once we receive your completed application in a form acceptable to us, we will apply the Initial Purchase Payment to the purchase of a Contract within two business days after we receive the application and Initial Purchase Payment at our Annuity Service Center. The address of our Annuity Service Center is P.O. Box 770001, Cincinnati, Ohio 45277-0050. The date that we credit your Initial Purchase Payment and your Contract becomes effective is called the Contract Date.

If we receive an incomplete application, or one that is not in an acceptable form, we will request the information needed to complete the application. If your application remains incomplete or otherwise unacceptable for five business days, we will return your Initial Purchase Payment unless we obtain your specific permission to retain it pending completion or revision of your application.

Replacement of Contracts: You can generally exchange a non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the existing annuity, charges may be higher (or lower), and the benefits may be less (or more) advantageous. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you the Contract (that person will generally be compensated if you buy the Contract through an exchange or otherwise).

Verification of Your Identity: To help the government fight the funding of terrorism and money-laundering activities, federal law requires Fidelity to verify your identity by obtaining your name, date of birth, legal address, and a government-issued identification number before opening your contract. In certain circumstances, Fidelity may obtain and verify this information with respect to any person(s) authorized to effect transactions in a contract. For certain entities, such as trusts, estates, corporations, partnerships, or other organizations, identifying documentation is also required. Your Contract may not be issued if Fidelity cannot verify this information. Fidelity will not be responsible for any losses or damages (including but not limited to lost opportunities) resulting from any failure to provide this information

Free Look Privilege: The law of the state in which your Contract is issued or delivered provides you with the right to cancel the purchase of your Contract for a limited period of time. The period varies by state but is never less than ten days from the day you receive your Contract. We assume it will take five days from the day we mail the Contract until you receive it.

In some states the length of the Free Look Period may be different depending on the source of funds, the age of the purchaser, or for some other reason. Together with your Contract, we will send you a letter containing the date on which your Free Look Period ends.

If you cancel your Contract during the Free Look Period, we generally return your Contract Value. If you live in a state that requires the return of your Purchase Payment, we will return the greater of your Contract Value and your Purchase Payments less any withdrawals. In order to meet this return of Purchase Payment requirement, we reserve the right to invest your Purchase Payments in the Government Money Market Investment Option during all or part of the Free Look Period. If your Purchase Payments are invested in the Government Money Market Investment Option during all or part of the Free Look Period, we will transfer the Contract Value to the other Investment Options in accordance with your most recent allocation instructions no later than the first business day after the end of the Free Look Period. If we do not exercise this right then your Purchase Payment will be allocated to your selected Investment Options beginning on the Contract Date.

To cancel the purchase of your Contract, return the Contract to our Annuity Service Center before the end of the Free Look Period, together with a written cancellation request. You may not do this by telephone. Depending on applicable state and federal law, we will promptly pay you either your Contract Value plus any deductions made for premium taxes, or the greater of your Contract Value and your Purchase Payments less any withdrawals.

3(b). Special Ownership Considerations

1035 Exchanges of Beneficiary Inherited Annuity Contracts: If you are a non-spouse beneficiary of a non-qualified deferred annuity contract issued by another insurance company (“Source Contract”), you may purchase a Fidelity Personal Retirement Annuity Contract via a tax-free exchange pursuant to Section 1035 of the Code provided:

•	The original owner of the Source Contract is deceased;

•	You exchange one-hundred percent (100%) of your interest in the Source Contract;

•	You are eligible to receive payments in accordance with Section 72(s)(2) of the Code and implementing regulations (“Stretch Payments”), and have not yet started such payments; and

•	You fulfill any other requirements that we require to ensure we can administer the Contract in compliance with the Code.

The non-spouse beneficiary of the Source Contract becomes, upon issuance, the sole Owner and Annuitant of this Contract, and changes to the Owner and Annuitant are not permitted. Since we issue such Contracts solely to distribute Stretch Payments required by the Code, no additional Purchase Payments are allowed and no annuity income payments are made on the Annuity Date. Other than the Stretch Payments that we will distribute to you, the only other way you may access your Contract Value is by making a complete withdrawal, at which time the Contract will terminate. Upon your death, your Beneficiary(ies) will be paid his or her share of the Contract Value in a single lump-sum payment upon receipt in good order at the Annuity Service Center of written proof of death and any other required forms. The Contract will terminate upon such payment(s).

Contracts Owned by Trusts: As a general rule, Contracts owned by “nonnatural persons” such as trusts, are not treated as annuity contracts for federal tax purposes. See Nonnatural Owner under 9(b). Taxation of Non-qualified Annuities In General.

If you apply to have the Contract owned by a trust, you should only do so after consulting with a tax advisor to make sure that the trust will be owning the Contract as an agent for a natural person. If, after purchasing the Contract, the trust is changed so that the trust no longer owns the Contract as agent for a natural person, the Contract will no longer be treated as an annuity under the Internal Revenue Code and any income earned by the Contract will be taxable to the trust as ordinary income.

We will issue Contracts to trusts if the trustee represents to us in writing that the trust holds the Contract as agent for one or more natural persons and that the beneficiaries of the trust are natural persons. We will require the trustee to agree in writing to (i) notify us if there are any changes to the trust that would cause the trust to no longer hold the Contract as agent for a natural person or if the trust beneficiaries are changed so that not all trust beneficiaries are natural persons and (ii) authorize us to surrender the Contract since the Contract will no longer be treated as an annuity contract under section 72 of the Internal Revenue Code.

The only other kind of trust we will issue the Contract to is a charitable remainder trust that is established under the Internal Revenue Code and regulations.

Contracts Owned Under UGMA/UTMA Arrangements: A Contract may be purchased pursuant to the provisions of the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act. For such Contracts, at issue (1) the minor must be the sole Owner, (2) the minor must be the only Annuitant, and (3) the sole Beneficiary must be the minor’s estate. While the custodial arrangement is still in effect, the Annuitant may not be changed and an additional Annuitant may not be added.

When the minor reaches the age at which the applicable UGMA or UTMA statute provides that custodianship terminates, it is the custodian’s responsibility to reregister the Contract, changing the ownership from the custodial arrangement to ownership in the name of the former minor. If the Contract is not reregistered prior to the applicable date, we may restrict activity in the account.

3(c). Purchase Payments

Contributing to a Contract: You may add money to a Contract before the Annuity Date if all the Owners are still living. The smallest additional Purchase Payment we will accept is generally $250. If your Contract is issued to two Owners and one Owner dies before the Annuity Date, we will not accept additional Purchase Payments unless the surviving Owner was the spouse of the deceased Owner at the time of death and elected to continue the Contract as his or her own. You may also make regular monthly additional Purchase Payments of at least $100 by authorizing your bank to make regular transfers to us from your checking or savings account, or by authorizing regular transfers from your Fidelity Investments brokerage account. See Automatic Annuity Builder under 4. Benefits Available Under the Contract.

You may make a telephone, mail, or Internet request to make an additional Purchase Payment by moving money from your Fidelity mutual fund or Fidelity brokerage “core” account, or other eligible Fidelity Investments accounts. You may also request to make an additional Purchase Payment by moving money from your bank account. Any Contracts and accounts between which money will be transferred must have at least one owner’s name in common.

An additional Purchase Payment that you invest in any Investment Option(s) will be credited to your Contract based on the next computed Accumulation Unit Value(s) for those Investment Option(s) after we receive your payment at our Annuity Service Center. See Accumulation Units below.

We may limit the amount of any Initial or Additional Purchase Payment. We also reserve the right to reject Purchase Payments made with cash-like instruments including, but not limited to money orders, cashier’s checks, bank drafts, postal money orders and Traveler’s Express international money orders.

We may also offer Contracts with lower minimum payment requirements to individuals under certain sponsored arrangements that meet our eligibility requirements. See 10(k). Special Provisions For Sales Under Sponsored Arrangements.

Investment Allocation of Your Purchase Payments: You choose how to allocate your Purchase Payments among the Investment Options and the percentage to be allocated to each.

For the Initial Purchase Payment, you choose the allocation on the application. In order to meet certain regulatory requirements, we reserve the right to invest your Purchase Payments in the Government Money Market Investment Option during all or part of the Free Look Period. See Free Look Privilege above.

For any additional Purchase Payment, you may send written allocation instructions to us at our Annuity Service Center. You may also provide instructions through our website, www.fidelity.com, but only if they are in accordance with our then current rules. We do not accept instructions by fax. You may indicate whether your allocation instructions apply (1) only to the current additional Purchase Payment or (2) to the current additional Purchase Payment and all future additional Purchase Payments. If you do not indicate that your instructions apply to all future additional Purchase Payments then we will apply them only to the current additional Purchase Payment.

Instructions may be expressed in dollars or in percentages. All percentages must be in whole numbers, not decimals or fractions. If you give us instructions that in our judgment are unclear or incomplete, your Purchase Payment and any future Purchase Payments to which those instructions apply will be allocated to the Government Money Market Investment Option until we receive instructions that are clear and complete. Instructions may be unclear or incomplete if percentage allocations do not total 100% or for some other reason. In the case of incomplete or unclear instructions, we will not be responsible for changes in unit values or for lost market opportunities.

You should verify the accuracy of your transaction confirmations and statements immediately after you receive them. If you find a discrepancy with regard to a particular transaction you should notify the Annuity Service Center promptly. We will not be responsible for losses unless you notify us within ten calendar days from the first time we mail a confirmation or statement with details of the transaction.

Accumulation Units: When a Purchase Payment is invested in an Investment Option we credit a number of Accumulation Units to your Contract. An Accumulation Unit is a unit of measure used before the Annuity Date to calculate the value of your Contract in the Investment Option. The Accumulation Unit Value for an Investment Option is the value of one Accumulation Unit of that Investment Option at a particular time.

We determine the number of Accumulation Units to credit by dividing the dollar amount allocated to an Investment Option by the value of one Accumulation Unit for that Investment Option as of the end of the Valuation Period in which the Purchase Payment is received at our Annuity Service Center. The value of each Investment Option’s Accumulation Units changes with the Total Return of the Investment Option each day that there is trading on the New York Stock Exchange. The Total Return reflects the investment performance of the Investment Option for the Valuation Period and is net of the asset charges to the Investment Option.

For administrative purposes, if your Contract qualifies for an Automatic Contract Charge Reduction, we will recalculate the number of Accumulation Units in your Contract on the later of (i) the Valuation Period ending on December 13, 2010 or (ii) the Valuation Period following the Valuation Period in which your Contract qualified for the Automatic Contract Charge Reduction. We do this because the Accumulation Units that were credited to your Contract prior to the Automatic Contract Charge Reduction were determined using the higher Contract Charges. When you qualify for an Automatic Contract Charge Reduction, we will convert the number of Accumulation Units that were credited to your Contract prior to the Automatic Contract Charge Reduction to determine a new number of Accumulation Units to reflect the lower Contract Charges that will apply to your Contract after the Automatic Charge Reduction.

Purchase Payments Made With Returned Checks Or Unfunded Electronic Funds Transfers: If you make a Purchase Payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your Purchase Payment is made by an electronic funds transfer that is later reversed due to lack of funds in the bank account from which the transfer was made or for any other reason, we will (1) reverse the transaction; and (2) if the reversal results in a loss of more than $1,000 to us, redeem a sufficient number of Accumulation Units from the Investment Options at the current Accumulation Unit Values to provide us with an amount equal to the loss. Money will be taken proportionately from all of the Investment Options in which you are invested. If there is not sufficient value in the Investment Options we may take legal action against you to recover any remaining losses we have incurred. Any redemption we make under this provision may result in a taxable event to you, just as for any other withdrawal.

4. Benefits Available Under the Contracts

The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit follows the tables.

Standard Benefits

(benefits included in your Contract)

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Death Benefit	Upon death of an Owner (or Annuitant in the case of a trust owned contract) prior to the Annuity Date, provides a benefit equal to the Contract Value to the Beneficiary(ies).	None	There is no guaranteed minimum death benefit. Poor investment performance and withdrawals can significantly reduce the benefit.

Optional Benefits

(benefits you can choose to elect)

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Automatic Annuity Builder	Allows for periodic, pre-authorized Purchase Payments from a checking or savings account, or a Fidelity Investments brokerage account.	None	Minimum transfer amount is $100.

Dollar Cost Averaging	Allows for automatic monthly Exchanges from one of two Investment Options (the Source Options) to any other Investment Option (the Destination Option).	None	Minimum transfer amount is $250. May not be used at the same time as Automatic Rebalancing.

Automatic Rebalancing	Helps to maintain a specified allocation mix among Investment Options.	None	May not be used at the same time as Dollar Cost Averaging.

Systematic Withdrawal Program	Allows for periodic withdrawals of at least $100 on a monthly, quarterly, semi-annual, or annual basis	None	Contract Value must be at least $10,000 to begin this program.

Death Benefit:

What is the Death Benefit?

The Death Benefit is a benefit equal to the Contract Value that is triggered if any Owner dies before the Annuity Date. If the Contract is owned by a trust, then the death of an Annuitant is treated as the death of an Owner. In the event of the death of an Owner who is also an Annuitant, the provisions of the Contract regarding the death of the Owner control and override any inconsistent provisions regarding the death of the Annuitant. The Death Benefit is a standard benefit, meaning you do not need to elect it, and is included in your Contract for no additional charge.

The Contract does not guarantee a minimum Death Benefit. Poor investment performance and withdrawals can significantly reduce the Death Benefit.

Who has the right to the Death Benefit?

The Beneficiary(ies) designated in the Contract has the right to the Death Benefit. The Beneficiary(ies) is the person(s) to whom proceeds of the Contract pass by reason of the death of the Owner(s) (or Annuitant in the case of a trust owned contract). If a Contract has two Owners and one Owner dies before the Annuity Date, the surviving Owner is treated as the Beneficiary over any other Beneficiaries. If the Owner(s) fails to designate a Beneficiary prior to death, in most cases the estate will be deemed the Beneficiary, in which case the Death Benefit must be administered through the probate process.

What are the different options for receiving the Death Benefit?

Listed below are the settlement options that FILI makes available to receive the Death Benefit. The settlement options available are driven primarily by federal tax law that the Contract must comply with to qualify as an annuity for tax purposes.

Settlement Option	Description	Beneficiary Restrictions
5 Year Distribution

Entire interest in the Contract must be withdrawn no later than five years from the date of death.

In the event state escheatment laws require escheatment to the state before five years from the date of death, a Beneficiary may not have the full five-year distribution period to withdraw the Contract Value as described in the Contract. See 10(f). Abandoned Property.

No restrictions

Annuitization	Entire interest in the Contract is payable over the Beneficiary’s or surviving Owner’s lifetime by electing annuitization within 60 days of the date of death, with distributions beginning within one year of the date of death. A Beneficiary who elects this option gives up future access to the Contract Value in exchange for a guaranteed stream of income.	Beneficiary must be a natural person

Stretch Benefit	Entire interest in the Contract is paid over a period not extending beyond the Beneficiary’s life expectancy in systematic withdrawals with distributions beginning within one year of the date of death. Under this option the Beneficiary cannot make ad hoc partial withdrawals but can make a complete withdrawal of the remaining Contract Value at any time.	Beneficiary must be: • a natural person and • not a spouse of the deceased Owner**

Continuation of Contract

Continue the Contract, or their portion of the Contract, as the Owner.

Will be treated as having been the sole Owner from the Contract Date, except that he or she will not be able to add a second Owner.

Will be able to change the Annuity Date to a date as late as the first day of the calendar month following his or her 95th birthday.

Beneficiary must be spouse of deceased Owner** Federal tax law does not allow a civil union partner to continue the Contract as his or her own.

**	For trust owned Contracts, the settlement options are determined by the relationship between the Beneficiary and the deceased Annuitant.

How are Beneficiaries designated in the Contract?

The Owner(s) designate(s) a Beneficiary or Beneficiaries in the application and can change Beneficiaries prior to death.

Owner(s) must indicate in percentages what portion of the Contract each Beneficiary is to receive. If the total does not equal 100%, each Beneficiary’s share will be determined by using a fraction, the numerator of which is the stated percentage for that Beneficiary, and the denominator of which is the total of the percentages indicated by the Owner(s).

Beneficiary designations must be in a form acceptable to us. We reserve the right to reject any Beneficiary designation that we deem unable to administer, which may include designations that contain contingencies that could delay payment or designations that would require us to refer to external documents or the outcome of legal proceedings.

What is the process for claiming the Death Benefit?

Before we make a payment to any Beneficiary, we must receive at our Annuity Service Center due proof of death (generally a death certificate) for each Owner and any required tax withholding and other forms. We may seek to obtain a death certificate directly from the appropriate governmental body if we believe that any Owner may have died.

At the close of the Valuation Period in which we receive the death certificate(s), we will transfer to the Government Money Market Investment Option any portion of the Contract Value that is in the other Investment Options. Once we have determined the number of Beneficiaries who will share in the Contract Value, a Beneficiary who has returned all required documentation to us (including tax withholding and other forms) will be able to transfer his or her share of the Contract Value among the Investment Options.

We will not pay any Beneficiary until we have determined the number of Beneficiaries entitled to receive payment. This is to prevent us from overpaying one Beneficiary before making payment to other Beneficiaries.

Once we have received due proof of death and have determined the number of Beneficiaries to be paid, we will, upon request, pay any Beneficiary who has provided us with required tax withholding and/or any other forms we may require. Upon paying a Beneficiary their entire interest in the Contract, we will have no further obligations to that Beneficiary. If the Contract Value for any one Beneficiary is less than $5,000, then we will send that Beneficiary their entire portion of the Contract Value as soon as we have received all required documentation.

If a Beneficiary has been designated to receive a specified fraction of the Contract Value, we will pay that fraction as determined on the date of payment. For example, if there are two Beneficiaries and each is designated to receive 50%, the first Beneficiary to receive payment would receive 50% of the Contract Value on the date the payment is made, and the other Beneficiary would later receive the remainder, which might be worth more or less than what was paid to the first Beneficiary.

If a Beneficiary survives all the Owners but does not live long enough to receive payment from us, we will pay the Beneficiary’s estate.

Automatic Annuity Builder

An optional benefit you may elect for no additional charge, Automatic Annuity Builder allows you to make periodic, pre-authorized Purchase Payments by electronic funds transfers from your checking or savings account, or by transfers from your Fidelity Investments brokerage account. Your bank account must be at a banking institution which is a member of the Automated Clearing House. The minimum amount for each periodic transfer is $100. We may reduce this minimum for Contracts issued under certain sponsored arrangements. We will send you quarterly statements showing all transactions you make using Automatic Annuity Builder. We reserve the right to restrict your participation in Automatic Annuity Builder if on the scheduled date of any pre-authorized transfer there is not enough money in your checking or brokerage account to complete the transfer. You may select any day of the month from the 1st to the 28th as the day your automatic deductions will take place. If the New York Stock Exchange is not open on a day that is scheduled for an automatic deduction, the transaction will take place on the next day the New York Stock Exchange is open for trading.

Dollar Cost Averaging

An optional benefit you may elect for no additional charge, Dollar Cost Averaging allows you to make automatic monthly Exchanges from either the Government Money Market Investment Option or the Investment Grade Bond Investment Option (the “Source Option”), but not both, to any of the other Investment Options you select (the “Destination Options”). The minimum monthly transfer to each Destination Option is $250. You may change your Source Option and your Destination Options at any time, by calling us or by sending written notice to our Annuity Service Center.

You may select any day of the month from the 1st to the 28th as the day your Dollar Cost Averaging transactions will take place each month. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

If your balance in the Source Option on a transfer date is less than the amount to be transferred to the Destination Option(s), we will transfer all the money in the Source Option to the Destination Options proportionately, and your participation in the program will automatically terminate.

You may cancel Dollar Cost Averaging at any time by calling us or sending written notice to the Annuity Service Center.

You cannot use Dollar Cost Averaging at the same time that you use Automatic Rebalancing, which is described immediately below. We reserve the right to modify or terminate Dollar Cost Averaging.

Automatic Rebalancing

An optional benefit you may elect for no additional charge, Automatic Rebalancing can help you maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a quarterly, semi-annual or annual basis to return to the allocations you select on the Automatic Rebalancing instruction form.

You choose one day of the month from the 1st to the 28th for Automatic Rebalancing. If the New York Stock Exchange is not open on the day scheduled for the reallocation, the reallocation will take place on the next day the New York Stock Exchange is open for trading.

Automatic Rebalancing will continue until you notify us to cancel it. We reserve the right to modify or terminate Automatic Rebalancing. You may not use Automatic Rebalancing at the same time you use Dollar Cost Averaging, which is described immediately above.

Systematic Withdrawal Program

An optional benefit you may elect for no additional charge, our Systematic Withdrawal Program allows you to schedule periodic withdrawals of at least $100 on a monthly, quarterly, semi-annual, or annual basis. Your Contract Value must be at least $10,000 to begin this program. Withdrawals under the program will be taken from the Investment Options in accordance with FILI’s administrative rules, which we may change from time to time. Currently, withdrawals under the program will be taken proportionately from all the Investment Options.

If a systematic withdrawal would bring the Contract Value below $5,000, the systematic withdrawal will be made only for the amount that will reduce the Contract Value to $5,000, and the systematic withdrawal option will automatically terminate.

You may select any day of the month from the 1st to the 28th as the day your Systematic Withdrawal Program transactions will take place each period. If the New York Stock Exchange is not open on the scheduled day in a particular month, the withdrawal will take place on the next day the New York Stock Exchange is open for trading.

Each systematic withdrawal is subject to federal income taxes, including any penalty tax that may apply, the same as for any other withdrawal. We reserve the right to modify or discontinue the Systematic Withdrawal Program.

5. MAKING EXCHANGES AMONG INVESTMENT OPTIONS

5(a). General Procedures for Making Exchanges

Before the Annuity Date, you may make transfers of money (“Exchanges”) among the Investment Options by sending us instructions in writing, by calling us, or by using our Internet website. We do not accept instructions by fax or electronic mail. Firms or individuals making telephone exchange requests on behalf of multiple Contract owners may be required to provide additional information about those requests by other means, including via fax or a web site.

Although we do not currently intend to charge for Exchanges, we reserve the right to impose a charge if you make Exchanges on more than six days during a calendar year. See Transaction Expenses in Fee Tables.

Excessive Exchanges can disrupt the ability of a Fund to achieve its investment objective and increase the Fund’s expenses. We reserve the right to limit the number of days on which you can make Exchanges, but you will always be able to make Exchanges on at least five days each calendar year.

Your request to make an Exchange may be expressed in terms of dollars, such as a request to move $5,000 from one Investment Option to another. You may also request a percentage reallocation among Investment Options. Percentage requests must be made in whole numbers. You cannot move less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may move the entire amount.

5(b). Making Exchanges by Telephone or Internet

We reserve the right to revise or terminate your ability to make Exchanges by telephone or through the Internet. We also reserve the right to limit the amount of any telephone or Internet Exchange or to reject any telephone or Internet Exchange.

We will not be responsible for any losses resulting from unauthorized telephone or Internet Exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Annuity Service Center immediately if you find any discrepancies. We will not be responsible for losses unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

5(c). Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Period in which we receive the request at our Annuity Service Center, or receive it by telephone or through the Internet. Generally, the purchase of Accumulation Units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option that invests in an equity Fund that is in an illiquid position due to substantial redemptions or exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option that invests in a Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Investment Option from which the Exchange is being made obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the illiquid Investment Option will be uninvested.

5(d). Market Timing

Some Owners use firms or individuals who engage in market timing. Such firms or individuals usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners.

To protect Owners not engaging in market timing, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one Owner. We also reserve the right to reject Exchange instructions we receive from anyone that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners.

5(e). Short-Term Trading Risk

Frequent Exchanges among Investment Options by Contract Owners can reduce the long-term returns of the Funds. The reduced returns could adversely affect the owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the Fund. Frequent Exchanges may reduce a Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds are also available in products issued by other insurance companies. There is a significant risk that short-term trading in the Funds may go undetected. The Funds themselves generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by contract owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with FILI that will require FILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

As outlined below, FILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the Funds’ prospectuses for specific information about the Funds’ short-term trading policies and risks.

5(f). FILI Policies Regarding Frequent Trading

FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent Exchanges as described below. If requested by a Fund, FILI will consider additional steps to discourage frequent Exchanges in that Fund, not inconsistent with the policies and procedures described below.

Contract Owners who engage in frequent Exchanges may be subjected to temporary or permanent restrictions on future purchases or Exchanges in a Fund, and potentially in all funds managed by Fidelity Management & Research LLC or one of its affiliates. Further, Contract Owners who have engaged in frequent trading in the Funds, or in other mutual funds managed by Fidelity Management & Research LLC or one of its affiliates, may be subjected to temporary or permanent restrictions on purchases or exchanges in those funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Contract, at any time without notice to Owners.

Although there is no minimum holding period and Contract Owners can make withdrawals or Exchanges out of any Investment Option at any time, Contract Owners may ordinarily comply with FILI’s policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or make an Exchange out of that Investment Option.

In addition, each Fund reserves the right to reject the Variable Account’s entire purchase or exchange transaction at any time, which would make FILI unable to execute Contract Owner purchase, withdrawal or exchange transactions involving that Fund on that trading day. FILI’s policies and procedures are separate and independent from any policies and procedures of the Funds, and do not guarantee that the Funds will not reject orders placed by the Variable Account.

5(g). Frequent Trading Monitoring and Restriction Procedures

FILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90-day period, subject to an overall limit of four roundtrip transactions in the Contract over a rolling 12-month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90-day period will be blocked from making additional allocations or exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction within any rolling 12-month period, at least two of which are completed on different business days, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies they own that are issued by FILI or its affiliates. This rule will apply even if the four or more round trips occur in two or more different Investment Options. This restriction will stay in effect for 12-months. If the Owner makes another round trip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12-months) is restarted, and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. “U.S. Mail-Only” for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Contract owned or controlled commonly with a Contract subject to the above restrictions, or in respect of any Contract owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions. FILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Government Money Market Investment Option;

(2) Dollar Cost Averaging, Automatic Rebalancing, Automatic Annuity Builder, Systematic Withdrawal Program, and annuity payments will not count toward an Investment Option’s roundtrip limits;

(3) FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

FILI may choose not to monitor transactions below certain dollar value thresholds. No other exceptions will be allowed. The frequent trading procedures will be applied consistently to all Owners.

6. MAKING WITHDRAWALS

6(a). General Withdrawal Procedures

Any time before the Annuity Date, you may make a complete withdrawal of your entire Contract Value. We will send you the Contract Value less any taxes withheld. You must send us written instructions from all the Owners to make a complete withdrawal. Your Contract will terminate once the withdrawal has been processed.

You may also make partial withdrawals of $500 or more before the Annuity Date. You may not make a partial withdrawal that would reduce your Contract Value to less than $5,000.

If you request a partial withdrawal in an amount that is less than the total you have in all the Investment Options, you may choose the dollar amount or percentage to be withdrawn from each Investment Option. If you do not specify where we should take the money for a partial withdrawal, we will take it proportionately from all the Investment Options.

You may make a telephone, mail, or internet request for a partial withdrawal. Withdrawals by telephone are limited as follows: (1) no withdrawal may be for more than $500,000; (2) total telephone withdrawals in a seven-day period cannot total more than $500,000; and (3) if we have recorded an address change for an Owner during the past 10 days, the limits in (1) and (2) become $100,000. Limitations for online withdrawals may be lower. We reserve the right to change telephone and online withdrawal requirements or limitations. You may also use our Systematic Withdrawal Program to elect to take periodic withdrawals. See Systematic Withdrawal Program in 3(b). Benefits Available Under the Contract.

The taxable portion of a distribution is generally taxed as ordinary income. A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions received before age 591/2. See 9. Tax considerations.

For jointly owned Contracts, all checks will be made payable to both Owners. You may have the money transferred to your Fidelity Investments brokerage or mutual fund account. You may have the money transferred to your bank account if you provide us with the necessary information about the account. Any Contracts and accounts between which money will be transferred must have at least one owner’s name in common.

FILI reserves the right to restrict your Contract from withdrawals and/or exchanges if there is reasonable suspicion of fraud, diminished capacity, or inappropriate activity. FILI also reserves the right to restrict your Contract from withdrawals and/or exchanges if FILI is put on reasonable notice that the ownership of the Contract is in dispute.

We will normally pay you the net amount of any complete or partial withdrawal within seven days after we receive the withdrawal request at the Annuity Service Center. The net amount is the amount of the withdrawal less any taxes withheld.

We may defer payment from the Investment Options for longer than seven days under certain limited circumstances. See 10(j). Postponement of Payment.

6(b). Withdrawals Taken to Pay Advisory Fees

If you have authorized a third-party investment advisory firm (the “Advisor”) to make withdrawals from the Contract of the Advisor’s fees, we will make such withdrawals upon receiving from the Advisor our required “Third-Party Investment Advisor Payment Form” in good order at our Annuity Service Center. To authorize an Advisor to make withdrawals from the Contract, you must first complete our “Third-Party Investment Advisor Authorization Form”. You or your Advisor can terminate the authorization at any time by notifying us in writing or via phone at our Annuity Service Center. In addition, Fidelity reserves the right to terminate such authorization at any time.

As with any other withdrawal from your Contract, withdrawals you authorize to pay your Advisor’s fees will reduce your Contract Value and Death Benefit on a dollar-for-dollar basis.

Pursuant to an IRS Private Letter Ruling issued to Fidelity, advisory fees that are paid directly from the Contract by its Owner(s) to an Advisor should not be considered taxable distributions if all the conditions set out in our Third-Party Investment Advisor Withdrawal Authorization Form are met. However, Fidelity has no responsibility or liability (i) to determine whether the instructions received from the Advisor are in compliance with the agreement between Owner(s) and Advisor, and (ii) to verify that the amount of Fees complies with the IRS Private Letter Ruling. See Third-Party Investment Advisory Fees under 9(c) for more information.

Individuals employed by your Advisor are not licensed agents of Fidelity Investments or any of its affiliates.

Questions about the basis upon which your Advisor calculates their advisory fee should be directed to your Advisor.

7. INCOME PHASE

7(a). Annuity Date

When your Contract is issued we will set the Annuity Date to be the first day of the calendar month following the oldest Owner’s 90th birthday. If after your Contract is issued there is a change in ownership resulting in a new oldest Owner, we reserve the right to reset the Annuity Date to be the first day of the calendar month following the new, oldest Owner’s 90th birthday. You may change the Annuity Date by sending written notice to the Annuity Service Center. We must receive the notice at least 30 days before the Annuity Date you select. The earliest Annuity Date we will permit is the first day of the calendar month after the end of the Free Look Period. The latest Annuity Date we will permit is the first day of the calendar month following the oldest Owner’s 95th birthday. Any Annuity Date you choose must be the first day of a month.

7(b). Annuity Income

Annuity income payments begin on the Annuity Date if no Owner has died before then. Annuity income will also begin on the Annuity Date if an Owner dies before the Annuity Date if (1) the Contract was jointly owned by spouses, and (2) the surviving spouse/ Beneficiary elected to continue the Contract as his or her own. A surviving spouse who elects to continue the Contract as his or her own may change the Annuity Date to be as late as the first day of the calendar month following his or her 95th birthday.

In all other cases involving the death of an Owner, the Contract must be distributed in accordance with the applicable provisions of the Code (see Death Benefit in 4. Benefits Available Under the Contract), and the Annuitant(s) will not receive annuity income even if the Contract Value has not been distributed by the Annuity Date.

Annuity income payments continue until all Annuitants have died, or for 120 monthly payments, whichever is longer. Guarantees of annuity income payments are subject to our claims-paying ability and financial strength.

The Owner(s) may change the Annuitant(s) before the Annuity Date. If the Owner is a trust, the Annuitant may not be changed but the Owner may add a second Annuitant.

Before the Annuity Date you may withdraw all of your Contract Value to make a tax-free exchange in which you purchase any immediate annuity contract we then offer.

If no Owner dies before the Annuity Date and there has not been a complete withdrawal, we will provide monthly fixed annuity income payments to the Annuitant or Annuitants who are living on the Annuity Date unless the Contract Value on the Annuity Date is not enough to provide an initial monthly annuity income payment of at least $20. In that case we may pay the Annuitant or Annuitants the Contract Value in a lump sum instead of providing monthly annuity income.

To provide annuity income, on the Annuity Date, all Accumulation Units in the Investment Options will be redeemed and the money will be transferred to our general account. Thereafter, all money used to support annuity income payments will be held in our general account. In addition, the Contract’s Death Benefit will terminate and there will be no ability to make withdrawals.

The first monthly annuity income payment will be made on the Annuity Date, unless the Contract has been inactive and under applicable state law could be considered abandoned property, in which case we will surrender the Contract on the Annuity Date and turn the proceeds over to the state in accordance with applicable state laws. We will determine the amount of monthly annuity income based upon the age(s) and, unless prohibited by applicable state law, sex(es) of the Annuitant(s) living on the Annuity Date and the annuity income purchase rate. The annuity income purchase rate will be the greater of:

(a) The guaranteed annuity income purchase rates set forth in your Contract; and

(b) The annuity rates in effect on the Annuity Date for the same payment option.

The monthly annuity income is determined by applying the applicable annuity income purchase rate to the Contract Value after deductions for any applicable taxes.

Contracts with No Annuitants on the Annuity Date: If no Annuitant is living on the Annuity Date, the oldest Owner will be the Annuitant and the Contract will be administered according to the rules for Contracts with one Annuitant immediately below, unless the Owner is not a natural person.

Contracts with One Annuitant on the Annuity Date: If there is one Annuitant living on the Annuity Date, all annuity income payments will be made to the Annuitant. Annuity income payments will stop at the death of the Annuitant or after 120 monthly payments, whichever is longer. The estate of the Annuitant will be responsible to notify us of the Annuitant’s death and to repay any annuity income payments we have made after that date and before we have been notified of the death of the Annuitant.

If the Annuitant dies before receiving all annuity income due under the Contract, the remaining monthly annuity income payments will be paid to the Annuitant’s estate. The estate may choose instead to receive the present value of the remaining annuity income payments in a lump sum. The lump sum amount will generally be the present value of the remaining guaranteed annuity income payments, if any.

Contracts with Two Annuitants on the Annuity Date: If there are two living Annuitants on the Annuity Date, we will make annuity income payments jointly to both Annuitants while they are both alive. After the death of one of the Annuitants we will continue to make monthly annuity income payments in the same amount to the surviving Annuitant. The surviving Annuitant is responsible to notify us of the death of the first Annuitant.

Annuity income payments will stop at the death of the surviving Annuitant, or after we have made 120 monthly payments, whichever is longer.

The estate of the last surviving Annuitant will be responsible to notify us of the death of the last surviving Annuitant and to repay any annuity income payments we have made after that date and before we have been notified of the death of the last surviving Annuitant.

If the surviving Annuitant dies before we have made all annuity income payments due under the Contract, any remaining annuity income will be paid to the surviving Annuitant’s estate. The estate may choose instead to receive the present value of the remaining annuity income payments in a lump sum. The lump sum amount will generally be the present value of the remaining guaranteed annuity income payments, if any.

8. CURRENT CHARGES AND OTHER DEDUCTIONS

8(a). Base Contract Expenses

Base Contract Expenses are the total of two separate charges, a Mortality and Expense Risk Charge and an Administrative Charge.

Mortality and Expense Risk Charge: We assess a daily charge against each Contract’s assets at an effective annual rate of 0.20%1.

[1]

The M&E Charge is 0.05% for Contracts that were either purchased on or after September 7, 2010 with an Initial Purchase Payment of $1,000,000 or more, or Contracts that attain a Contract Value of $1,000,000 or more on or after September 7, 2010 if we are offering the Contract to new applicants at the lower Contract Charges at the time the Contract Value equals or exceeds $1,000,000. (The lower Contract Charges will be applied as specified in 7(b). Automatic Contract Charge Reduction.)

The risks we bear are mortality and expense risks. The mortality risk we bear is the risk that Annuitants who receive annuity income payments guaranteed to last for their lifetimes will live longer than we project. The expense risk we bear is the risk that the costs of issuing and administering the Contracts will be greater than we can collect through the Administrative Charge.

Administrative Charge: We make a daily charge against the assets of each Subaccount equivalent to an effective annual rate of 0.05%. The Administrative Charge compensates us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports. We guarantee this charge will never increase.

8(b). Automatic Contract Charge Reduction

If your Contract Value equals or exceeds $1,000,000 on any Valuation Period on or after September 7, 2010 and if at that time we are offering the Contract to new applicants at the lower Contract Charges, your Contract will be automatically converted to the lower Contract Charges (“Automatic Contract Charge Reduction”). The Automatic Contract Charge Reduction applies to any Contract that was issued at higher Contract Charges and that had a Contract Value that was equal to or greater than $1,000,000 on or after September 7, 2010 subject to the following conditions:

•	The Contract at the lower Contract Charges must be available to new applicants at the time we implement the Automatic Contract Charge Reduction for all eligible contract owners; and

•	The Automatic Contract Charge Reduction is not retroactive. It only applies to Valuation Periods following the implementation date of the Automatic Contract Charge Reduction to your Contract.

•

We will convert the number of Accumulation Units that were credited to your Contract prior to the Automatic Contract Charge Reduction to a new number of Accumulation Units to reflect the lower Contract Charges that will apply to your Contract after the Automatic Charge Reduction. See Accumulation Units under 3(c). Purchase Payments.

The Automatic Contract Charge Reduction will be applied to your Contract as long as we continue to offer the lower Contract Charges to new applicants on the later of (i) the Valuation Period ending on December 13, 2010 or (ii) the Valuation Period following the Valuation Period in which your Contract Value equaled or exceeded $1,000,000.

8(c). Premium Taxes

We generally deduct a charge equal to any premium taxes that states require us to pay in connection with your Contract at the time we are required to pay it, which is either upon your Purchase Payment or upon commencement of annuity income payments. Note—in many states premium taxes are not imposed in connection with the Contracts. If a premium tax applies, the amount of the tax and when it will be deducted from your Contract depends on the state your Contract was issued in. As of the date of this prospectus, we deduct a charge equal to the premium tax for Contracts issued in the following states – California, Colorado, Maine, Nevada, South Dakota, West Virginia, and Wyoming. State premium taxes currently range from 0% to 3.5%.

8(d). Funds’ Expenses

The expenses of the Funds are listed in Appendix A of this prospectus, and more fully described in their respective prospectuses.

8(e). Other Taxes

We reserve the right to charge for any other taxes (in addition to premium taxes) that we may have to pay. See 9(d). FILI’s Tax Status.

8(f). Deduction of Advisory Fees

You may authorize a third-party investment advisory firm (the “Advisor”) to make withdrawals from your Contract to pay the Advisor’s fees. See 6(b) above for more information.

9. TAX CONSIDERATIONS

9(a). Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. Although the discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not be changed by Congress, the Treasury Department, and judicial decisions.

This discussion does not address federal gift tax, state or local income tax, or other considerations which may be involved in the purchase, operation, or exercise of any rights or options under the Contract. Also, this discussion does not address estate tax issues that might arise due to the death of an Owner or Annuitant. The particular situation of each Owner, Annuitant, and Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due. You should seek competent tax advice on such matters pertaining to you.

In addition, we make no guarantee regarding any tax treatment — federal, state, or local — of any Contract or of any transaction involving a Contract.

9(b). Taxation of Non-qualified Annuities in General

Tax Deferral During Accumulation Phase: Under existing provisions of the Internal Revenue Code, provided the below conditions are met, any increase in an Owner’s Contract Value is generally not taxable to the Owner until received, either in the form of annuity income payments or in some other form of distribution. However, as discussed below, this rule applies only if:

(1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations;

(2) the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3) the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements: The Internal Revenue Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Subaccount of the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed currently on the excess of the Contract Value over the Purchase Payments paid for the Contract. The Subaccounts of the Variable Account intend to comply with the diversification requirements. In this regard, we have entered into agreements with the Funds under the Subaccounts that require the Funds to be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations.

Ownership Treatment: In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to make Exchanges among the Investment Options may cause you to be considered the owner of the assets of the Variable Account. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

We do not know what limits might be set forth in any guidance that the IRS may issue, or whether any such limits would apply to existing Contracts.

Nonnatural Owner: As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this rule for nonnatural Owners. Under one exception, a Contract will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract as an agent for a natural person. We do not intend to offer the Contracts to “nonnatural” persons. However, we will offer the Contracts to trusts where a trustee represents that the trust is for the benefit of natural persons such as the grantor of the trust. We will also require the trustee to certify that the Beneficiaries of the trust are natural persons. We will also offer the Contracts to charitable remainder trusts. The following discussion assumes that a Contract will be owned by an individual.

Delayed Annuity Commencement Dates: On the Contract Date, the Annuity Date is automatically set to be the first day of the calendar month following the oldest Owner’s 90th birthday. Federal income tax rules do not expressly identify a particular age by which annuity income payments must begin.

However, if the Contract’s Annuity Date occurs (or is scheduled to occur) at too advanced an age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner’s income.

The following discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

9(c). Tax Consequences to Investors

Taxation of Partial and Complete Withdrawals: Partial withdrawals under a Contract are generally includible in income to the extent your Contract Value before the withdrawal exceeds your “investment in the contract.” Amounts received under the Systematic Withdrawal Program are treated as partial withdrawals. In case of a complete withdrawal, amounts received are includible in income to the extent they exceed the “investment in the contract.” For these purposes, the investment in the contract at any time generally equals the total of the Purchase Payments made under the Contract to that time less any amounts previously received from the Contract, which were not included in income. In the case of a Contract purchased in a non-taxable exchange under section 1035 of the Code, the investment in the exchanged Contract will be carried over to your Contract and will be reduced by the amount of investment gain in the exchanged contract.

If you take a partial withdrawal within 180 days of any prior partial exchange under section 1035 of the Code (“Partial 1035”) from either of the contracts that were involved in the Partial 1035 exchange, the Internal Revenue Service may apply general tax principals to determine if the prior Partial 1035 should be recharacterized as a distribution under section 72(e) of the Code or “boot” under section 1035(d)(1) and 1031(c) of the Code. The only exception to this rule is where the partial withdrawal is used to fund an annuity income option for a period of 10 years or more.

Partial and complete withdrawals may be subject to a 10% penalty tax. See Penalty Tax on Premature Distributions below. Partial and complete withdrawals also may be subject to federal income tax withholding requirements.

Taxation of Annuity Income Payments: Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of fixed income payments, like the annuity income payments provided under the Contract, the exclusion amount is determined by multiplying (1) the annuity income payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (as determined under Treasury Department regulations). Once the total amount of the investment in the contract is excluded, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Where the Owner and the Annuitant are not the same person and are not married to one another, there are special income tax issues, such as who will be taxed on amounts under the Contract and when such amounts will be taxed. You should consult a tax advisor in those situations.

Annuity income payments may be subject to federal income tax withholding requirements.

Distribution and Taxation of Proceeds: Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner, or because of the death of the Annuitant in the case of a contract issued to a non-natural person. Such proceeds are includible in income as follows:

(1) if distributed in a lump sum, they are taxed in the same manner as a complete withdrawal, as described above; or

(2) if distributed under an Annuity Income Option, or as systematic withdrawals under the Stretch Benefit Option (see Death Benefit under 4. Benefits Available Under the Contract), they are taxed generally in the same manner as annuity income payments, as described above.

After the Annuity Date, where a guaranteed period exists under an Annuity Income Option, and all the Annuitants die before the end of that period, payments we make to the estate of the last surviving Annuitant for the remainder of that period are includible in income as follows:

(1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2) if distributed in accordance with the existing Annuity Income Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includible in income.

Proceeds payable on death may be subject to federal income tax withholding requirements.

3.8% Tax on Net Investment Income: Federal tax law imposes a 3.8% Medicare tax on the lesser of

(1) the taxpayer’s “net investment income,” (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

“Net investment income” in item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)) but such income will increase “modified adjusted gross income” in item 2.

You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

Penalty Tax on Premature Distributions: In general, in the case of a distribution from a Contract, a penalty tax equal to 10% of the portion of the distribution that is includible in gross income may be imposed unless the distribution:

(1) is made on or after the taxpayer attains age 59 1/2;

(2) is made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(3) is attributable to the Owner’s becoming disabled (as defined in the tax law);

(4) is part of a series of substantially equal periodic payments (no less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and his or her designated beneficiary (as defined in the tax law);

(5) is made under an immediate annuity contract (as defined in the tax law); or

(6) satisfies some other exception to this 10% penalty tax.

We believe that systematic withdrawals under the Systematic Withdrawal Program would not satisfy the exception to the 10 percent penalty tax described in (4) above. You should consult your tax advisor before electing to take systematic withdrawals commencing prior to age 59 1/2.

Third-Party Investment Advisor Fees: Pursuant to an IRS Private Letter Ruling (“PLR”) issued to Fidelity, advisory fees that are paid directly from the Contract by its Owner(s) to an Advisor should not be considered taxable distributions if all the following conditions are met:

(1) The Owner authorizes the fees be paid to the Advisor from the Contract’s cash value;

(2) The amount of the Fees has been determined from a negotiation between the Owner(s) and the Advisor in which each is acting in its own best interest (i.e., an “arm’s length transaction”);

(3) The Fees do not exceed an amount equal to an annual rate of 1.5% of the Contract’s cash value determined as a percentage of the cash value as of the last day of the period in which the advisory services were provided;

(4) The Fees are only for investment advice provided by the Advisor to the Owner(s) with respect to the Contract;

(5) The Fees do not result in any fee reduction related to any other asset or service;

(6) The Owner(s) do not direct payment of the Fees for any other purpose or to any other person or entity; and

(7) The Advisor does not receive a commission from Fidelity for the sale of the Contract.

A PLR is based on a specific set of facts and is issued to a specific taxpayer. While a PLR may be an indication of the IRS’s current position on an issue, a PLR can be used as precedent only under limited circumstances. Note—even if FILI does not treat withdrawals taken to pay advisory fees as taxable distributions, federal and/or state taxing authorities could determine such fees should be treated as taxable distributions. Any legal questions should be directed at your legal counsel as FILI and its affiliates do not provide legal advice.

Aggregation of Contracts: In certain circumstances, the IRS may determine the amount of an annuity income payment or a withdrawal from a Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by us, the IRS might in certain circumstances treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates)

during any calendar year, all such contracts will be treated as one contract for purposes of determining the portion of the distribution that is includible in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal or an annuity income payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Contracts: We may issue the Contract in exchange for all or part of another annuity or life insurance contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the contract exchanged, increased by any additional Purchase Payments made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment or death benefit). If you exchange part of an existing contract for a Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts under 9(c). Tax Consequences to Investors.

In addition, before the Annuity Date, you may exchange all or a portion of your Contract Value for another annuity contract we then offer. Such an exchange will be tax free if certain requirements are satisfied. You should consult your tax advisor in connection with an exchange for or of a Contract.

You may be able to add a second Owner in certain circumstances. See 10(a). Contract Rights. There may be special income tax issues if you add a second Owner who is not your spouse. You should consult your tax advisor before adding a second Owner.

Transfers of a Contract: A Contract that is transferred by assignment to another person or entity may result in taxable income to the Owner in the year the Contract is transferred. You should consult your tax advisor before making such a transfer.

Taxation of Contracts Owned Under UGMA/UTMA Arrangements: In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the 10% penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2, even if the custodian is 59 1/2 or older.

9(d). FILI’s Tax Status

FILI is taxed as a life insurance company under the Internal Revenue Code. The earnings of the Variable Account are taxed as part of our operations, and thus the Variable Account is not separately taxed as a “regulated investment company” under the Internal Revenue Code. Under the existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Therefore, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. If FILI is taxed on investment income or capital gains of the Variable Account, then FILI may impose a charge against the Variable Account in order to provide for such taxes.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

10. MORE INFORMATION ABOUT THE CONTRACT

You should also be aware of the following important provisions of your Contract.

10(a). Contract Rights

Owner(s): Owners have rights and privileges as specified in the Contract. Owners own the Contract in accordance with all of its terms. The following forms of ownership, and others, are inconsistent with the terms of the Contract and will not be accepted: “joint tenants in common”, “tenancy by the entirety”, “joint tenants with rights of survivorship” and “joint ownership by husband and wife”.

Before the Contract is issued, the Owners have the right on the application to (a) name the Annuitant(s) and Beneficiary(ies); and (b) allocate the Initial Purchase Payment among the Investment Options. The Owner(s) can change the Annuitant(s) before annuity income payments begin. If the Owner is a trust, the Annuitant may not be changed.

If you are the only Owner when your Contract is issued, you may later add a second Owner, but you may do this only once and the second Owner must be younger than you, unless the second Owner is your spouse. You may not add a second Owner if the Owner is a trust, or the Contract is held under a UGMA or UTMA arrangement. You may not remove an Owner unless the Owner is a spouse.

After the Contract Date and before annuity income payments begin, the Owners have the right to (a) cancel the Contract during the Free Look Period; (b) allocate Purchase Payments among the Investment Options; (c) reallocate the Contract Value among the Investment Options; (d) make withdrawals; (e) name a second Owner (subject to the limitations in the previous paragraph) if the Contract has only one Owner; (f) change Annuitant(s) and Beneficiary(ies) (except that a Beneficiary designated as irrevocable may not be changed without the Beneficiary’s consent); and (g) instruct us how to vote shares of the Funds attributable to the Contract.

For Contracts with two Owners, after the Contract Date and before annuity income payments begin, any withdrawals (including surrenders), changes of the Annuity Date, changes of Owners, Annuitants and Beneficiaries can be made only by both Owners acting together. Either Owner may exercise any other right under the Contract.

Beginning on the first day we provide annuity income to the Annuitant(s), the Owners have no rights.

If a Contract has two Owners who are not spouses, and one dies before the Annuity Date, federal tax law requires that the Contract Value be distributed to the remaining Owner within certain time limits. See Death Benefit under 4. Benefits Available Under the Contract.

Annuitant(s): You name one or two Annuitants in the application for the Contract. You may change the Annuitant(s) by sending us a written notice. A deceased Annuitant may be replaced. You may also add an Annuitant, but there can never be more than two Annuitants at the same time. We must receive any notice adding or changing the Annuitant(s) at our Annuity Service Center at least 30 days before the Annuity Date.

If the Contract is owned by a trust, the Annuitant(s) may not be changed. If there is only one Annuitant on the Contract Date, an additional Annuitant may be added until the Annuity Date.

Annuitants have no rights before the Annuity Date. Annuitants have the right to receive monthly annuity income payments beginning on the Annuity Date, unless an Owner has died before the Annuity Date, or unless the amount of annuity income would be less than $20 per month.

The amount of monthly annuity income payments depends on a number of factors, including each Annuitant’s age and, unless prohibited by applicable state law, sex. If an Annuitant’s age or sex has been misstated, we will adjust the amount of monthly annuity income to reflect the actual age and/or sex. If we have previously overpaid monthly annuity income, we will withhold monthly annuity income until we have recovered the amount of the overpayment. If annuity income payments have ended, we will recover the amount of any overpayment from the estate(s) of the Annuitant(s). If we have previously underpaid monthly annuity income, we will make a lump sum payment equal to the amount previously underpaid, plus interest at 6% per annum, compounded annually.

If a Contract has one Owner and that Owner dies before the Annuity Date, then the Beneficiary(ies), not the Annuitant(s), will have the right to the Contract Value, and the Annuitant(s) will not receive any monthly annuity income.

If a Contract has two Owners and one Owner dies before the Annuity Date, then the surviving Owner, not the Annuitants, will have the right to the Contract Value. When the Annuity Date is later reached, the Annuitant(s) will not receive any monthly annuity income, subject to one exception. The exception is that if a surviving spouse/Beneficiary continues the Contract as his or her own, and the Annuity Date is reached, then the Annuitant(s) will receive monthly annuity income.

Beneficiary(ies): The Owner(s) name(s) a Beneficiary or Beneficiaries in the application and can change Beneficiaries later. If all the Owners die before the Annuity Date, we will pay the Contract Value, less any applicable taxes, to the Beneficiary or Beneficiaries who survive all the Owners. If a Beneficiary survives all the Owners but does not live long enough to receive payment from us, we will pay the Beneficiary’s estate. For more details on the Contract rights and provisions applicable to Beneficiaries, see Death Benefit under 4. Benefits Available Under the Contract.

10(b). Termination

To help protect us against administrative expense risks, we include a provision in the Contracts that allows us to cancel smaller, inactive Contracts before the Annuity Date. If we cancel your Contract under this provision, we will pay you your Contract Value in a lump sum. We have the right to cancel your Contract if your Contract Value falls below $2,000 for any reason. We will give you 30 days’ notice before canceling your Contract, during which you may make an additional Purchase Payment to bring your Contract Value to $2,000 or more. If you do not make such an additional Purchase Payment and your Contract Value remains below $2,000 at the end of the period, we will cancel your Contract and send your Contract Value to you in a lump sum. The $2,000 figure may be reduced for sponsored arrangements and will always be lower than the minimum initial Purchase Payment under such an arrangement.

10(c). Assignment

The Contract may not be sold, gifted, transferred, or assigned, and any purported gift, transfer or assignment will be void, except as follows: (a) the Contract may be assigned to an insurance company, regulated as such under the insurance laws of one of the United States, solely for the purpose of effecting a tax-free exchange under section 1035 of the Internal Revenue Code; (b) a Contract owned by an individual may be transferred to that individual’s spouse; (c) a Contract owned by one or two individual(s) may be transferred to either a trust or a charitable remainder trust of which the individual(s) is(are) the grantor(s); and (d) a contract owned by a trust may be transferred to the trust’s grantor(s) or a beneficiary of the trust. Assignments under (c) and (d) may result in a taxable distribution to the transferor. You should consult your tax advisor before making such a transfer.

10(d). Notification of Death

If there are two Owners, each is responsible for notifying us of the death of the other Owner and the death of any Annuitant if the Annuitant’s death occurs before the Annuity Date. If all the Owners die, the Beneficiaries are responsible for notifying us of the death(s). If there are two Annuitants, each is responsible for notifying us of the death of the other if death occurs after the Annuity Date. The executor of the estate of the last surviving Annuitant is responsible for notifying us of that Annuitant’s death, and to return any overpayment. If we provide too much annuity income because we are not notified of a death, we may take legal action to recover the overpayment.

10(e). Proof of Survival

If any payment under this Contract depends on an Annuitant or other recipient being alive on a given date, we may require proof of survival before making the payment.

10(f). Abandoned Property

State regulations, which can vary, require abandoned property to be escheated to state municipalities. Unclaimed property could come in the form of an outstanding check, unclaimed death benefit, or a matured Contract where the policyholder cannot be located. Please note that some state municipalities require unclaimed property to be escheated to the state within three to five years of the date of death of the Owner. To avoid escheatment, we advise that you promptly respond to requests to contact the insurance company. In the event of the Owner’s death, we advise Beneficiaries to promptly contact the insurance company and provide whatever paperwork the insurance company requests. Beneficiaries who wait too long after the Owner’s death to contact the insurance company run the risk of not having sufficient time to make a distribution election before the company is required to escheat the proceeds to the state municipality. In the event the state escheatment laws require escheatment before five years from date of death, a Beneficiary may not have a full five-year distribution period as described in the Contract to withdraw the Contract Value.

10(g). Reports to Owners

Before the Annuity Date, we will send you a statement showing your Contract Value four times each year. Each quarterly statement will also contain a summary of all transactions in your Contract since the previous statement.

You should immediately verify the accuracy of the information contained in these statements, and in the confirmations you may receive for individual transactions. If you find a discrepancy with respect to any transaction, you should notify us at our Annuity Service Center immediately. We will not be responsible for losses after ten calendar days from the first time we mail any statement or confirmation containing details of the transaction.

Shareholder reports for funds available under your Contract will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Contract owners have access to their contract information online at Fidelity.com.

10(h). Signature Guarantee or Customer Authentication

Certain requests may require a signature guarantee or customer authentication. A signature guarantee or customer authentication is designed to protect you and us from fraud. Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1. Loss of account ownership;

2. Any circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

10(i). Non-Participating Contract.

The Contract is “non-participating”, meaning there are no dividends. Investment results of the Investment Options are reflected in the Contract Value and the other benefits under the Contract.

10(j). Postponement of Payment

In conformity with the Investment Company Act of 1940, we will generally pay any withdrawal within seven days after we receive the request. We may delay payment if (a) the disposal or valuation of the assets in an Investment Option is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits the postponement of payment to protect our Owners.

We will generally send: (1) any withdrawal amount on the first business day after the end of the Valuation Period during which we receive the withdrawal request; (2) each annuity income payment on the first business day after the Annuity Income Date; and (3) any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice.

10(k). Special Provisions for Sales Under Sponsored Arrangements

We may reduce the minimum Purchase Payment requirements for Contracts issued under sponsored arrangements. We determine the eligibility of a group for such reduced minimum Purchase Payments, and the minimum Purchase Payment amount for individuals in a particular group, by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments we expect group members to make; (3) the nature of the group and the persistency we expect from the group; (4) the purpose for which the Contracts will be purchased; and (5) any other circumstances which we believe to be relevant in determining the level of expected administrative expenses we will incur.

11. MORE INFORMATION ABOUT THE INVESTMENT OPTIONS AND THE FUNDS

11(a). Changes in Investment Options

We may make additional Investment Options available to you from time to time. These Investment Options will invest in mutual funds that we find suitable for the Contracts.

We also have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

A substitution may become necessary if, in our judgment, a Fund no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, a change in a Fund’s investment objectives or restrictions, because the Fund is no longer available for investment, or for some other reason. We would obtain prior approval from the SEC and any other required approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

11(b). Voting Rights

We currently vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

Before the Annuity Date, we calculate the number of shares that you may instruct us to vote by dividing your Contract Value in an Investment Option by the net asset value of one share of the corresponding Fund. Fractional votes are counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting we will send you material by mail for providing us with your voting instructions.

If we do not receive your voting instructions in time, we will vote the shares in the same proportion as the instructions we receive from other Owners. We will also vote in the same proportionate manner any shares we hold in the Variable Account that are not attributable to Owners.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of a Fund, or result in the approval or disapproval of an investment advisory contract.

Under federal regulations, we may also disregard instructions to vote for Owner-initiated changes in investment policies or the investment advisor if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

11(c). Resolving Material Conflicts

The Funds are available to separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies issued by other insurance companies, as well as to our Variable Account and other separate accounts we may establish.

Although we do not anticipate any disadvantages due to these arrangements, there is a possibility that a material conflict could arise between the interest of the Variable Account and one or more of the other separate accounts or qualified plans that hold shares of the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other insurance companies, or for some other reason. In the event of a conflict, we will take any steps necessary to protect our Owners and their Beneficiaries.

APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at [___]. You can also request this information at no cost by calling [____] or by sending an email request to [___].

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge or any advisory fees that you may pay to a third-party investment advisory firm from the Contract. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/202[ ]
			1 year	5 year	10 year
Seeks high total investment return	BlackRock Global Allocation V.I. Fund Adviser: BlackRock Advisers, LLC	[ ]	[ ]	[ ]	[ ]

Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® VIP Asset Manager Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity® VIP Asset Manager: Growth Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks income and capital growth consistent with reasonable risk	Fidelity® VIP Balanced Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index	Fidelity® VIP Bond Index Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Communication Services Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/202[ ]
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Consumer Discretionary Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Consumer Staples Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Disciplined Small Cap Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Dynamic Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Emerging Markets Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Energy Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks reasonable income while also considering the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	Fidelity® VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies	Fidelity® VIP Extended Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Financial Services Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/202[ ]
			1 year	5 year	10 year
Seeks a high level of current income	Fidelity® VIP Floating Rate High Income Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high current income and, as a secondary objective, capital appreciation	Fidelity® VIP FundsManager® 20% Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return	Fidelity® VIP FundsManager® 50% Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return	Fidelity® VIP FundsManager® 60% Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return	Fidelity® VIP FundsManager® 70% Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return	Fidelity® VIP FundsManager® 85% Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity® VIP Government Money Market Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return through a combination of current income and capital appreciation	Fidelity® VIP Growth & Income Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks to provide capital growth	Fidelity® VIP Growth Opportunities Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Health Care Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/202[ ]
			1 year	5 year	10 year
Seeks a high level of current income, while also considering growth of capital	Fidelity® VIP High Income Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® VIP Index 500 Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Industrials Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP International Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets	Fidelity® VIP International Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC	[ ]	[ ]	[ ]	[ ]

Seeks as high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2005 Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2010 Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2015 Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/202[ ]
			1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2020 Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2025 Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2030 Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return with a secondary objective of principal preservation	Fidelity® VIP Investor Freedom IncomeSM Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Materials Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks long-term growth of capital	Fidelity® VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks long-term growth of capital	Fidelity® VIP Overseas Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks above average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index	Fidelity® VIP Real Estate Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks a high level of current income. The fund may also seek capital appreciation	Fidelity® VIP Strategic Income Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Technology Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks	Fidelity® VIP Total Market Index Portfolio Adviser: Fidelity Management & Research Company LLC Principal Sub-Adviser: Geode Capital Management, LLC	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/202[ ]
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Utilities Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Value Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks capital appreciation	Fidelity® VIP Value Strategies Portfolio Adviser: Fidelity Management & Research Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks income	Franklin U.S. Government Securities VIP Fund Adviser: Franklin Advisers, Inc	[ ]	[ ]	[ ]	[ ]

Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund Adviser: Franklin Advisers, Inc	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco V.I. Global Core Equity Fund Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Canada, Ltd.	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio Adviser: Lazard Asset Management LLC	[ ]	[ ]	[ ]	[ ]

Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Emerging Markets Debt Portfolio* Adviser: Morgan Stanley Investment Management Inc.	[ ]	[ ]	[ ]	[ ]

Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Emerging Markets Equity Portfolio* Adviser: Morgan Stanley Investment Management Inc.	[ ]	[ ]	[ ]	[ ]

Seeks total return	Morgan Stanley Global Strategist Portfolio* Adviser: Morgan Stanley Investment Management Inc.	[ ]	[ ]	[ ]	[ ]

Investment Objective	Fund & Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/202[ ]
			1 year	5 year	10 year
Seeks maximum real return, consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio Adviser: Pacific Investment Management Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO VIT Low Duration Portfolio Adviser: Pacific Investment Management Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO VIT Real Return Portfolio Adviser: Pacific Investment Management Company LLC	[ ]	[ ]	[ ]	[ ]

Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO VIT Total Return Portfolio Adviser: Pacific Investment Management Company LLC	[ ]	[ ]	[ ]	[ ]

Each Fidelity Investment Option invests in Investor Class shares of each Fund except for the VIP Index 500 Portfolio, VIP Bond Index Portfolio, VIP Extended Market Index Portfolio, VIP International Index Portfolio and VIP Total Market Index Portfolio which invest in Initial Class shares of each Fund.

The names and investment objectives of the below Funds may be similar to those of other funds available through the same Investment Advisor; however, the performance of such funds may differ significantly.

VIP refers to Variable Insurance Products

VIT refers to Variable Insurance Trust

*	Morgan Stanley refers to Morgan Stanley Variable Insurance Fund, Inc.

We have filed additional information about the Contract and the Variable Account with the Securities and Exchange Commission in a Statement of Additional Information (“SAI”) dated April 30, 2022. The SAI is incorporated by reference in this prospectus and is available, without charge, upon request. To request the SAI, other information about the Contract, or to make investor inquiries, call us at 1-800-544-2442.

Reports and other information about the Variable Account are available on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000024030

FPRA-PRO-0422___

1.819090.121___

FIDELITY PERSONAL RETIREMENT ANNUITY®

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2022

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts (“Contracts”) offered by Fidelity Investments Life Insurance Company (the “Company”) through its Variable Annuity Account I (the “Variable Account”). You may obtain a copy of the Prospectus dated April 30, 2022 without charge by calling 1-800-544-2442, or by accessing the SEC Internet website at (http://www.sec.gov).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

FPRA-PTB-0422

1.819091.121

GENERAL INFORMATION AND HISTORY

Fidelity Investments Life Insurance Company (“FILI”)

FILI is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI and its subsidiary issue life insurance and annuity products nationwide. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. Abigail P. Johnson, the Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC.

Fidelity Investments Variable Annuity Account I (the “Variable Account”)

The Variable Account is a separate investment account of FILI established on July 22, 1987. It is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Considerations Regarding Cybersecurity

With the increased use of technologies such as the Internet to conduct business, our business, including our variable insurance business, is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting FILI, the Funds, and any affiliated or unaffiliated vendors or service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our processing of policy transactions (including surrenders, withdrawals, annuity income payments, and insurance proceeds), our ability to calculate Accumulation Unit Values and Annuity Income Unit Values, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While FILI has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, FILI cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect its business. A variable insurance product and its Owners, Annuitants, Insureds, and Beneficiaries could be negatively impacted as a result.

SERVICES

No fees, expenses, or costs of the Registrant are paid by persons other than the Registrant or the Depositor.

FILI has entered into an administrative services agreement with various affiliates (“Providers”). The services to be provided and the companies that provide them are as follows:

1.

FMR LLC: (1) intercompany billing among companies in the Fidelity Investments group; (2) document archiving, storage and retrieval; (3) corporate business development; (4) corporate finance (system infrastructure, finance applications and support services); (5) corporate tax; (6) corporate marketing; (7) corporate executive; (8) corporate legal; (9) corporate human resources (system infrastructure, corporate policy and support services); (10) media relations and employee communications; (11) government affairs; and (12) treasury services (banking relationship management and reporting, capital planning).

2

2.

Fidelity Brokerage Services LLC: (1) payment of fees for Company employees in connection with (a) registration and licensing of the employees with regulatory authorities and (b) taking professional qualifications examinations.

3.	National Financial Services LLC: (1) systems recording Company’s general account holdings; (2) brokerage technology services; (3) print and mail functions, including check production.

4.	Fidelity Security Services, Inc.: (1) physical security; (2) records management; and (3) internal audit and compliance support.

5.	Fidelity Corporate Real Estate, Inc.: (1) customer correspondence services (mail distribution, postage, and packaging).

6.	Fidelity TalentSourceSM (formerly Veritude LLC): (1) temporary staffing services.

7.

Information technology services (computer systems project services) for any particular project will be provided by one, and only one, of the following: (a) FISC – Ireland Limited; (b) Fidelity Information Systems Company India (Private) Limited; or (c) Fidelity Distributors Company LLC (formerly Fidelity Investments Institutional Services Company LLC).

8.

Fidelity Investments Institutional Operations Company LLC: (1) receipt and scanning of incoming mail; (2) electronic transmission of scans to FILI; (3) transmission of hard copy to offsite storage; and (4) deposit of checks to FILI’s bank account.

All amounts paid by the Registrant to its affiliates are based on the expenses incurred by the affiliate in providing the service.

ACCUMULATION UNITS

We credit your payments allocated to the variable Subaccounts in the form of Accumulation Units. The number of Accumulation Units credited to each Subaccount is determined by dividing the net payment allocated to that Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period during which the Purchase Payment is received at our Annuity Service Center. In the case of the initial Purchase Payment, we credit Accumulation Units as explained in the prospectus. Accumulation Units are adjusted for any exchanges or transfers into or out of a Subaccount.

For each variable Subaccount the Accumulation Unit Value for the first Valuation Period of the Subaccount was set at $10. The Accumulation Unit Value for each subsequent Valuation Period is the Net Investment Factor for that period, multiplied by the Accumulation Unit Value for the immediately preceding Valuation Period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

Each variable Subaccount has a Net Investment Factor (also referred to as the “Total Return”). The Net Investment Factor is an index that measures the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for each Subaccount for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where:

(a) Is the value of the assets of the Subaccount at the end of the preceding Valuation Period;

(b) Is the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period;

(c) Is the sum of:

(1) The capital losses, realized or unrealized, charged during the current valuation period plus any amount charged or set aside for taxes during the current Valuation Period;

PLUS

(2) The deduction from the Subaccount during the current Valuation Period representing a daily charge equivalent to an effective annual rate of the Base Contract Expenses as shown in the Fee Tables in the Prospectus.

3

The Net Investment Factor may be greater than or less than one. If it is greater than one, the Accumulation Unit Value will increase; if less than one, the Accumulation Unit Value will decrease.

Shares of the Funds are valued at their net asset values. Any dividends or capital gains distributions from a Fund are reinvested in that Fund.

UNAVAILABILITY OF ANNUITY INCOME OPTIONS IN CERTAIN CIRCUMSTANCES

We do not offer annuity income options to any corporate beneficiary, partnership or trustee; any assignee; or the executors or administrators of the Annuitant’s estate.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the Prospectus, the Contract is distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR LLC and FILI. FBS is the principal underwriter. Fidelity Distributors Company LLC (“FDC”) is the distributor of the Fidelity family of funds. The principal business address of FBS and FDC is 900 Salem Street, Smithfield, Rhode Island 02917. The offering of the Contract is continuous, and we do not anticipate discontinuing offering the Contract. However, we reserve the right to discontinue offering the Contract.

UNDERWRITING COMMISSIONS

[TO BE UPDATED BY AMENDMENT]

STATE REGULATION

FILI is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contracts described in the Prospectus and Statement of Additional Information have been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by Lance A. Warrick, General Counsel of Fidelity Investments Life Insurance Company.

REGISTRATION STATEMENT

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, relating to the Contract. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus and this Statement of Additional Information. We have omitted certain portions pursuant to SEC rules. We intend the statements contained in the Prospectus and this Statement of Additional Information to be summaries. You may obtain the omitted information from the SEC’s main office in Washington, D.C., upon payment of the SEC’s prescribed fees, or through the SEC’s website at www.sec.gov.

4

EXPERTS

[TO BE UPDATED BY AMENDMENT]

The consolidated financial statements of the Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021, and the financial statements of each of the subaccounts of Fidelity Investments Variable Annuity Account I as of December 31, 2021 and for each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of [                 ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for [                 ] is [                 ].

FINANCIAL STATEMENTS

The consolidated financial statements of Fidelity Investments Life Insurance Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts. Please note that Fidelity Investments Life Insurance Company is relying on the exemption provided by SEC Rule 12h-7 in its preparation of the consolidated financial statements of Fidelity Investments Life Insurance Company provided herein.

5

PART C

OTHER INFORMATION

27. Exhibits

(a)	Board of Directors Resolution

Resolution of Board of Directors of Fidelity Investments Life Insurance Company (“Fidelity Investments Life”) establishing the Fidelity Investments Variable Annuity Account I incorporated by reference to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Account I filed on April 25, 1997.

(b)	Custody Agreement - Not Applicable

(c)	Underwriting Contracts

(1)

Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC incorporated herein by reference to original Registration Statement on Form N-4, Reg. No. 33-16966, on behalf of Fidelity Investments Variable Account I filed on September 2, 1987 (Filed in Paper).

(2)

Second Amendment to the Distribution Agreement incorporated by reference to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Account I filed on April 25, 1997.

(d)	Contracts

Variable Annuity Policy incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, Reg. No.  333-123884, on behalf of Fidelity Investments Variable Annuity Account I, filed electronically on April 6, 2005.

(e)	Applications

Form  of Application for Deferred Variable Annuity incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I, filed electronically on July 20, 2005.

(f)	Depositor’s Certification of Incorporation and By-laws

(1)

Articles of Domestication of Fidelity Investments Life incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed on April 26, 1996.

(2)

Amended Bylaws of Fidelity Investments Life Incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed on April 26, 1996.

(g)	Reinsurance Contracts - Not Applicable

(h)	Participation Agreements

(1) Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund. Amended and Restated Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund incorporated herein by reference to original Registration Statement on Form N-4, Reg. No. 33-16966, on behalf of Fidelity Investments Variable Account I filed on September 2, 1987 (Filed in Paper).

(2)

Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund II incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed on April 26, 1996.

(3)

Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund III. incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed on April 26, 1996.

(4)

Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund IV. incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed on April 26, 1996.

(5)

Participation Agreement between Fidelity Investments Life and MORGAN STANLEY UNIVERSAL FUNDS, INC. (the “Fund”), and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (the “Adviser”). incorporated by reference from Post-Effective Amendment No. 13 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed on April 29, 1998.

(6)	Participation Agreement between Fidelity Investments Life Insurance Company and LAZARD ASSET MANAGEMENT SECURITIES LLC (“Adviser”) and LAZARD RETIREMENT SERIES, INC. (“Fund”)

(7)

Participation Agreement between Fidelity Investments Life Insurance Company and PIMCO Variable Insurance Trust (the “Fund”), a Delaware statutory trust, and Allianz Global Investors Distributors LLC (the “Underwriter”), a Delaware limited liability company

(8)

Participation Agreement between Fidelity Investments Life Insurance Company and AIM Variable Insurance Funds, a Delaware Trust, and Invesco Distributors, Inc., a Delaware corporation, and Invesco Advisers, Inc.

(i)	Administrative Contracts – Not Applicable

(j)	Other Material Contracts – Not Applicable

(k)	Legal Opinion

Legal opinion and consent of Lance A. Warrick (To be filed by amendment)

(l)	Other Opinions

Consent of Independent Registered Public Accounting Firm (To be filed by amendment)

(m)	Omitted Financial Statements - Not Applicable

(n)	Initial Capital Agreements - Not Applicable

(o)	Form of Initial Summary Prospectuses Filed herein as Exhibit 10

(p)	Power of Attorney

(1)

Power of Attorney for William J. Johnson, Jr. Incorporated by reference from Post-Effective Amendment No. 15 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(2)

Power of Attorney for Peter G. Johannsen Incorporated by reference from Post-Effective Amendment No. 15 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(3)

Power of Attorney for Malcolm MacKay Incorporated by reference from Post-Effective Amendment No. 15 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(4)

Power of Attorney for Kathleen A. Murphy Incorporated by reference from Post-Effective Amendment No. 15 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(5)

Power of Attorney for Rodney R. Rohda Incorporated by reference from Post-Effective Amendment No. 15 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(6)

Power of Attorney for Roger T. Servison Incorporated by reference from Post-Effective Amendment No. 15 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(7)

Power of Attorney for Sriram Subramaniam Incorporated by reference from Post-Effective Amendment No. 15 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(8)

Power of Attorney for Miles Mei. Incorporated by reference from Post-Effective Amendment No. 15 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016

(9)

Power of Attorney for Jane P. Jamieson Incorporated by reference from Post-Effective Amendment No. 17 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 27, 2018

(10)

Power of Attorney for Nancy D. Prior Incorporated by reference from Post-Effective Amendment No. 17 to Registration Statement on Form N-4, Reg. No. 333-123884, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 27, 2018

(11)

Power of Attorney for David J. Vargo Incorporated by reference from Post-Effective Amendment No. 19 to Registration Statement on Form N-4, Reg. No. 333-123844, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2020.

(12)

Power of Attorney for Wendy E. John Incorporated by reference from Post-Effective Amendment No. 20 to Registration Statement on Form N-4, Reg. No. 333-123844, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2021.

(13)	Power of Attorney for Gerald W. Patterson filed herewith.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Gerald W. Patterson	Director and President
Jane P. Jamieson	Director
Wendy E. John	Director
William J. Johnson, Jr.	Director
Peter G. Johannsen	Director
Malcolm Mackay	Director
Kathleen A. Murphy	Director
Nancy D. Prior	Director
Rodney R. Rohda	Director
Roger T. Servison	Director
Sriram Subramaniam	Director
David J. Vargo	Director
James F. Andrea, Jr.	Head of Client Services and Operations
Tamara Bogojevic-Catanzano	Illustration Actuary
Robert K. Leach	Appointed Actuary
Brian N. Leary	Vice President, Consumer Services Officer and Chief Compliance Officer
Miles Mei	Vice President and Treasurer
Deepa Rao	Vice President, Technology Management
Robert G. Regan	Chief Risk Officer
Richard S. Rowland	Vice President, Channel Development
Felicia F. Tierney	Vice President, Human Resources
Lance A. Warrick	Vice President, General Counsel and Secretary

The principal business address for each of the persons named in Item 28 is 900 Salem Street, Smithfield, Rhode Island 02917.

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant

See Exhibit 26 of the original registration statement on Form N-4 filed August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A, which is incorporated herein by reference.

Item 30. Indemnification

FMR LLC and its subsidiaries own a directors’ and officers’ liability reimbursement contract (the “Policies”), issued by National Union Fire Insurance Company, that provides coverage for “Loss” (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity’s By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation’s request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation’s request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgments, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

a)

Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

b)	Management

Name and Principal Business Address	Positions and Offices with Depositor
Sriram Subramaniam	Director, Chief Executive Officer and President
David Canter	Director
David Foreman	Secretary and Chief Legal Officer
David Golino	Chief Financial Officer
Eric C. Green	Assistant Treasurer
Lisa D. Kriser	Assistant Secretary
Michael Lyons	Senior Vice President and Treasurer

The address for each person named in Item 31(b) is 900 Salem Street, Smithfield, Rhode Island 02917.

(c)	Compensation From the Registrant: [ ] TO BE UPDATED BY AMENDMENT

Item 32. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 900 Salem Street, Smithfield, Rhode Island 02917.

Item 33. Management Services - Not applicable

Item 34. Fee Representation

(a)

Fidelity Investments Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy (“the contract”) offered by Fidelity Investments Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investments Life Insurance Company.

SIGNATURES

Pursuant to the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Fidelity Investments Variable Annuity Account I, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Smithfield, and the state of Rhode Island, on this 12th day of January, 2022.

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Registrant)

By:    FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/ Lance A. Warrick
	Gerald W. Patterson		Lance A. Warrick,
	President		Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on this 12th day of January, 2022.

Signature	Title

/s/ *		)
Gerald W. Patterson	President and Director	)

/s/ *		)
William J. Johnson, Jr.	Director	)

/s/ *		)
Wendy E. John	Director	)

/s/ *		)
Miles Mei	Treasurer	)

/s/ *		)
Rodney R. Rohda	Director	)	By:	/s/ Lance A. Warrick

/s/ *		)		Lance A. Warrick
Roger T. Servison	Director	)		(Attorney-in-Fact)*

/s/ *		)
Kathleen A. Murphy	Director	)

/s/ *		)
Jane P. Jamieson	Director	)

/s/ *		)
Malcolm MacKay	Director	)

/s/ *		)
Peter G. Johannsen	Director	)

/s/ *		)
Nancy D. Prior	Director	)

/s/ *		)
Sriram Subramaniam	Director	)

/s/ *		)
David J. Vargo	Director	)